UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

Deutsche Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2015

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2015

Annual Report

to Shareholders

Deutsche CROCI® Sector Opportunities Fund

(formerly DWS CROCI® Sector Opportunities Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
15 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
19 Financial Highlights
23 Notes to Financial Statements
33 Report of Independent Registered Public Accounting Firm
34 Information About Your Fund's Expenses
35 Tax Information
36 Advisory Agreement Board Considerations and Fee Evaluation
38 Board Members and Officers
43 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the fund. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Despite slow growth during the first half of 2015, the U.S. economy’s underlying fundamentals remain sound. Employment growth has been solid, the housing market continues to improve and households have strengthened their finances. Real income is firming thanks to the improving labor market and lower energy prices. And, while consumers remain cautious, they’re likely to loosen their purse strings over time.

In short, our economists see an environment that should support modestly above-trend domestic growth. The strong U.S. dollar continues to act as a headwind to exports and (for those whose positions are not hedged) a detractor from foreign equity returns.

The U.S. Federal Reserve Board is likely to start raising short-term interest rates in the U.S. later this year. However, the specific timing depends on whether the recent slowdown in activity reverses, the labor markets continue to heal and inflation truly bottoms. In any case, analysts expect the process to be gradual.

Meanwhile, the global picture, which had appeared to be brightening, is again in flux due to uncertainties regarding the Greek debt crisis and its potential ramifications. Overall, our strategic view remains generally positive. While we do not see Greece posing a major risk of contagion across the Eurozone, heightened volatility can be expected.

As always, we encourage you to visit us at deutschefunds.com for timely information about economic developments and your Deutsche fund investment. With frequent updates from our Chief Investment Officer and economists, we want to ensure that you have the resources you need to make informed decisions.

Thank you for your continued investment. We appreciate the opportunity to serve your investment needs.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

Investment Strategy
Under normal circumstances, the fund will invest in common stocks of approximately 30 companies (excluding financial companies) selected from the STOXX Europe 200 Large Index, the S&P 500 Index and the TOPIX 100 Index, with a bias towards large-capitalization companies. Portfolio management chooses investments from three global economic sectors.
Portfolio management intends to invest in stocks of companies that it believes offer "economic value," as determined by applying the Cash Return on Capital Invested (CROCI®) proprietary strategy to the three industry sectors with the lowest median economic price-earnings ratio. Portfolio management measures economic value by using the CROCI® Economic Price-to-Earnings (P/E) Ratio, which is calculated for each of the 800 companies in the CROCI® global company database. The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationships between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity).
The fund is rebalanced on a quarterly basis in accordance with the strategy’s rules. At each quarterly rebalancing, subject to measures taken to attempt to reduce portfolio turnover, approximately 10 stocks are selected from each of the three sectors with the lowest positive median CROCI® Economic P/E Ratio and equally weighted, resulting in a portfolio typically consisting of 30 holdings. The strategy also utilizes two systematic portfolio turnover control buffers to seek to reduce transaction costs that would otherwise result from portfolio turnover in the strict application of the foregoing rebalancing rule. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

The Class A shares of the fund returned 0.41% from its inception on June 2, 2014, through May 31, 2015. In comparison, its benchmarks — the CROCI® Sectors III Index and the MSCI World Index — returned 4.60% and 5.70%, respectively.

"The positive contributions from the fund’s allocations to the health care and technology sectors were offset by its positions in energy and industrials."

Despite periodic investor concerns regarding the state of the world economy, global equities delivered modest gains during the past year. The backdrop of gradually improving growth, low inflation and the accommodative policies of the world’s central banks fueled investor optimism and provided a steady foundation of support for stock prices. In addition, U.S. corporations continued to report healthy earnings results, and the outlook for corporate profits for European and Japanese companies improved steadily. Together, these factors enabled a continuation of the bull market that has been in place since the post-financial crisis low of March 2009.

Fund Performance

From its inception through its portfolio rebalancing at the end of January 2015, the fund held allocations to the energy, industrials and health care sectors. As part of the January rebalancing, the fund shifted out of health care stocks and established a position in technology. The health care sector outperformed the broader market through the second half of 2014, which caused it to become less attractively valued based on its CROCI® Economic P/E Ratio and prompted the fund’s move out of the group.

During the time the fund was invested in the health care sector, the allocation provided a meaningful contribution to performance. At a time of slower-than-expected growth in the world economy, investors gravitated to a sector seen as having reliable earnings prospects with low sensitivity to broader economic conditions. In this environment, the fund benefited from its investments in Amgen, Inc.,* Eli Lilly & Co.* and Medtronic PLC,* among other companies.

The fund’s subsequent rotation into the information technology sector had a positive impact on results as well. Technology stocks were also an attractive destination for investors at a time of modest global growth, since a wide variety of companies offered positive organic growth stories. In addition, many large-cap tech stocks saw their performance boosted by the combination of their strong balance sheets and/or attractive dividends and substantial share buybacks. For the fund, the top individual performers in the technology sector were the Japanese companies Kyocera Corp.* and Fujitsu Ltd.,* as well as the U.S.-based tech giants Intel Corp. and Microsoft Corp.

Unfortunately, the positive contributions from these aspects of the fund’s positioning were offset by its positions in energy and industrials.

Energy was the worst-performing sector in the MSCI World Index during the reporting period, as the combination of falling demand and growing supplies caused the price of oil to collapse in the second half of 2014. Oil prices moved closer to, and in some cases below, the cost of production for many exploration and production companies, leading analysts to slash their earnings estimates for the sector. The falling price of oil also led to fears that large energy companies would cut their spending, a negative for drilling contractors and oil-services companies. In this environment, the fund was hurt by its allocation to the sector. However, we believe energy has become the least expensive sector in the market by a wide margin, whether evaluated using CROCI® Economic P/E Ratio or accounting P/Es. Further, our strategy seeks to purchase some of the most attractively valued names within the energy sector, providing the fund with an even deeper valuation discount.

* Not held in the portfolio as of May 31, 2015.

In terms of our stock selection within energy, we added value through our investments in the refining stocks Marathon Petroleum Corp., Phillips 66 and Valero Energy Corp., all of which benefited from falling oil prices since crude oil is their primary input cost. However, this was more than offset by the fund’s positions in stocks with higher sensitivity to oil price fluctuations, including Transocean Ltd.,* National Oilwell Varco, Inc., Noble Corporation PLC,* Tenaris SA* and Statoil ASA.* Together, these five stocks accounted for the vast majority of the fund’s underperformance for the period.

The fund’s allocation to industrials also detracted from performance, as the sector finished the period behind the broader market. Our position in Central Japan Railway Co., gained ground due to better-than-expected growth and positive demand trends in its underlying business. However, we lost some relative performance through our positions in industrial stocks that count energy companies among their primary customers, including Fluor Corp. and the Japanese stock JGC Corp.

With regard to the fund’s performance vs. the CROCI® Sectors III Index, the primary reason for our shortfall was the difference in the rebalancing schedules. While the index rebalances every month, the fund seeks to manage portfolio turnover by rebalancing only once every three months. This can lead to short-term variations in the holdings of the fund relative to the index, which may create differences in performance results.

* Not held in the portfolio as of May 31, 2015.

Outlook and Positioning

One result of our unique strategy is that the fund’s short-term results inevitably will have wide dispersions vs. the major indices. This can sometimes work to our advantage, but there will also be intervals in which performance will lag quite a bit. While this proved to be the case during the final three months of the year, we also see a great deal of pent-up value in the energy sector, as well as in our holdings in industrial stocks with above-average energy sensitivity. Overall, we believe our focus on "real value" can help the fund navigate a backdrop likely to be characterized by wide dispersion in the performance of both sectors and individual stocks.

Ten Largest Equity Holdings at May 31, 2015 (34.5% of Net Assets)	Country	Percent
1. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	United States	3.6%
2. Xilinx, Inc. Designs, develops and markets complete programmable logic solutions	United States	3.6%
3. Rolls-Royce Holdings PLC Manufactures aero, marine and industrial gas turbines for civil and military aircraft	United Kingdom	3.5%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	United States	3.5%
5. Marathon Petroleum Corp. Refines, transports and markets petroleum products	United States	3.4%
6. Dover Corp. Manufacturer of specialized industrial products including elevators, oil well equipment and sealing	United States	3.4%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	United States	3.4%
8. Mitsui & Co., Ltd. A general trading company	Japan	3.4%
9. Cisco Systems, Inc. Developer of computer network products	United States	3.4%
10. Valero Energy Corp. Owns and operates refineries	United States	3.3%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 12. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 43 for contact information.

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Senior Portfolio Manager, Head of Tax Managed Equities: New York.

— Joined Deutsche Asset & Wealth Management in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

— PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The STOXX Europe Large 200 Index tracks the performance of 200 leading European stocks and is designed to provide a representation of large-capitalization companies in Europe.

The TOPIX 100 tracks the performance of 100 leading Japanese stocks and is widely considered representative of the Japanese equity market.

The CROCI® Sectors III Index is an unmanaged index containing the 10 stocks with the lowest CROCI® Economic P/E ratio from the three (of nine) global economic sectors selected on a monthly basis for their attractive valuation, defined as the lowest median CROCI® Economic P/E ratio. The stocks are selected from a combined universe of the S&P 500 Index, the Euro STOXX Large Index and the TOPIX 100 Index, with a bias towards large capitalization stocks and based on the lowest CROCI® Economic P/E in each of the selected sectors. There are no financial stocks in the CROCI® Sectors III Index. The index is equal-weighted and reconstituted on a monthly basis and is calculated by the Index Sponsor.

The MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Price-to-earnings (P/E) ratio compares a company's current share price to its per-share earnings. The CROCI® economic P/E ratio is a measure of valuation that incorporates all of the assets and liabilities of a company, which are adjusted systematically by the CROCI® team.

Performance Summary May 31, 2015 (Unaudited)
Class A	Life of Fund*
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	0.41%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–5.36%
CROCI® Sectors III Index†	4.60%
MSCI World Index††	5.70%
Class C	Life of Fund*
Average Annual Total Returns as of 5/31/15
Unadjusted for Sales Charge	–0.30%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–1.30%
CROCI® Sectors III Index†	4.60%
MSCI World Index††	5.70%
Class S	Life of Fund*
Average Annual Total Returns as of 5/31/15
No Sales Charges	0.60%
CROCI® Sectors III Index†	4.60%
MSCI World Index††	5.70%
Institutional Class	Life of Fund*
Average Annual Total Returns as of 5/31/15
No Sales Charges	0.65%
CROCI® Sectors III Index†	4.60%
MSCI World Index††	5.70%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated June 2, 2014 are 1.75%, 2.55%, 1.54% and 1.37% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from expense ratios disclosed in the financial highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 2, 2014. The performance shown for the index is for the time period of May 30, 2014 through May 31, 2015, which is based on the performance period of the life of the Fund.

† CROCI® Sectors III Index is an unmanaged index containing the ten stocks with the lowest CROCI® Economic P/E ratio from the three (of nine) global economic sectors selected on a monthly basis for their attractive valuation, defined as the lowest median CROCI® Economic P/E ratio. The stocks are selected from a combined universe of the S&P 500 Index, the Euro STOXX Large Index and the TOPIX 100 Index with a bias towards large capitalization stocks and based on the lowest CROCI® Economic P/E in each of the selected sectors. There are no financial stocks in the CROCI® Sectors III Index. The index is equal-weighted and reconstituted on a monthly basis and is calculated by the Index Sponsor.

†† MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the US.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/15	$10.01	$9.97	$10.02	$10.02
6/2/14 (commencement of operations)	$10.00	$10.00	$10.00	$10.00
Distribution Information as of 5/31/15
Income Dividends, Twelve Months	$.03	$—	$.04	$.04

Investment Portfolio as of May 31, 2015
	Shares	Value ($)

Common Stocks 97.8%
Denmark 3.2%
A P Moller-Maersk AS "B" (Cost $7,905,214)	3,564	6,886,184
France 3.1%
Total SA (Cost $6,992,848)	133,425	6,698,273
Japan 9.8%
Central Japan Railway Co.	39,092	6,769,612
JGC Corp.	349,677	6,986,215
Mitsui & Co., Ltd.	522,454	7,300,904
(Cost $21,017,927)		21,056,731
United Kingdom 3.5%
Rolls-Royce Holdings PLC (Cost $7,127,135)	484,339	7,376,706
United States 78.2%
Cisco Systems, Inc.	247,960	7,267,708
ConocoPhillips	102,748	6,542,993
Dover Corp.	97,083	7,320,058
Emerson Electric Co.	119,852	7,228,274
EOG Resources, Inc.	71,911	6,377,787
Fluor Corp.	118,272	6,649,252
Halliburton Co.	146,516	6,651,826
Intel Corp.	216,777	7,470,135
International Business Machines Corp.	43,140	7,318,701
Marathon Petroleum Corp.	71,203	7,366,662
Microsoft Corp.	165,708	7,765,077
National Oilwell Varco, Inc.	128,363	6,314,176
NetApp, Inc.	195,666	6,535,244
NVIDIA Corp.	317,563	7,027,669
Occidental Petroleum Corp.	87,318	6,827,394
Parker-Hannifin Corp.	57,519	6,927,013
Phillips 66	89,138	7,052,599
QUALCOMM, Inc.	103,361	7,202,195
Raytheon Co.	66,031	6,818,361
Schlumberger Ltd.	76,133	6,910,592
Seagate Technology PLC	120,249	6,690,654
Valero Energy Corp.	122,240	7,241,498
Western Digital Corp.	69,974	6,812,669
Xilinx, Inc.	161,782	7,671,703
(Cost $166,656,436)		167,990,240
Total Common Stocks (Cost $209,699,560)		210,008,134
Preference Shares 0.0%
United Kingdom 0.0%
Rolls-Royce Holdings PLC, C Shares* (Cost $98,549)	65,526,648	100,151

Cash Equivalents 1.4%
Central Cash Management Fund, 0.09% (a) (Cost $2,992,366)	2,992,366	2,992,366

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $212,790,475)†	99.2	213,100,651
Other Assets and Liabilities, Net	0.8	1,659,748
Net Assets	100.0	214,760,399

* Non-income producing security

† The cost for federal income tax purposes was $213,714,996. At May 31, 2015, net unrealized depreciation for all securities based on tax cost was $614,345. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,598,366 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,212,711.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2015 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Denmark	$—	$6,886,184	$—	$6,886,184
France	—	6,698,273	—	6,698,273
Japan	—	21,056,731	—	21,056,731
United Kingdom	—	7,376,706	—	7,376,706
United States	167,990,240	—	—	167,990,240
Preference Shares (b)	100,151	—	—	100,151
Short-Term Investments	2,992,366	—	—	2,992,366
Total	$171,082,757	$42,017,894	$—	$213,100,651

There have been no transfers between fair value measurement levels during the period ended May 31, 2015.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2015
Assets
Investments: Investments in non-affiliated securities, at value (cost $209,798,109)	$210,108,285
Investment in Central Cash Management Fund (cost $2,992,366)	2,992,366
Total investments in securities, at value (cost $212,790,475)	213,100,651
Foreign currency, at value (cost $16,005)	16,073
Receivable for Fund shares sold	1,391,716
Dividends receivable	822,400
Interest receivable	319
Foreign taxes recoverable	129,566
Other assets	48,621
Total assets	215,509,346
Liabilities
Payable for Fund shares redeemed	348,366
Accrued management fee	125,607
Accrued Trustees' fees	2,137
Other accrued expenses and payables	272,837
Total liabilities	748,947
Net assets, at value	$214,760,399
Net Assets Consist of
Undistributed net investment income	3,535,386
Net unrealized appreciation (depreciation) on: Investments	310,176
Foreign currency	(9,418)
Accumulated net realized gain (loss)	(4,921,169)
Paid-in capital	215,845,424
Net assets, at value	$214,760,399

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2015 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($73,471,553 ÷ 7,338,140 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.01
Maximum offering price per share (100 ÷ 94.25 of $10.01)	$10.62
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($31,392,766 ÷ 3,148,011 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.97
Class S Net Asset Value, offering and redemption price per share ($82,722,848 ÷ 8,255,234 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.02
Institutional Class Net Asset Value, offering and redemption price per share ($27,173,232 ÷ 2,711,435 shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.02

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the period from June 2, 2014 (commencement of operations) to May 31, 2015
Investment Income
Income: Dividends (net of foreign taxes withheld of $214,586)	$3,624,404
Income distributions — Central Cash Management Fund	3,308
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	8
Total income	3,627,720
Expenses: Management fee	1,113,419
Administration fee	123,713
Services to shareholders	196,540
Distribution and service fees	240,946
Custodian fee	57,871
Professional fees	52,977
Reports to shareholders	31,089
Registration fees	49,197
Trustees' fees and expenses	6,970
Other	12,020
Total expenses before expense reductions	1,884,742
Expense reductions	(211,111)
Total expenses after expense reductions	1,673,631
Net investment income	1,954,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(3,083,030)
Foreign currency	244,012
(2,839,018)
Change in net unrealized appreciation (depreciation) on: Investments	310,176
Foreign currency	(9,418)
300,758
Net gain (loss)	(2,538,260)
Net increase (decrease) in net assets resulting from operations	$(584,171)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended May 31, 2015*
Operations: Net investment income	$1,954,089
Operations: Net investment income	$1,954,089
Net realized gain (loss)	(2,839,018)
Change in net unrealized appreciation (depreciation)	300,758
Net increase (decrease) in net assets resulting from operations	(584,171)
Distributions to shareholders from: Net investment income: Class A	(144,845)
Class S	(308,423)
Institutional Class	(57,498)
Total distributions	(510,766)
Fund share transactions: Proceeds from shares sold	278,897,614
Reinvestment of distributions	509,331
Payments for shares redeemed	(67,631,609)
Net increase (decrease) in net assets from Fund share transactions	211,775,336
Increase (decrease) in net assets	210,680,399
Net assets at beginning of period (initial capital)	4,080,000
Net assets at end of period (including undistributed net investment income of $3,535,386)	$214,760,399

* For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Period Ended 5/31/15a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	.16
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	.04
Less distributions from: Net investment income	(.03)
Net asset value, end of period	$10.01
Total Return (%)c,d	.41	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73
Ratio of expenses before expense reductions (%)	1.49	*
Ratio of expenses after expense reductions (%)	1.35	*
Ratio of net investment income (loss) (%)	1.67	*
Portfolio turnover rate (%)	129	**
a For the period from June 2, 2014 (commencement of operations) to May 31, 2015.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C	Period Ended 5/31/15a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	.09
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	(.03)
Net asset value, end of period	$9.97
Total Return (%)c,d	(.30	)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31
Ratio of expenses before expense reductions (%)	2.29	*
Ratio of expenses after expense reductions (%)	2.10	*
Ratio of net investment income (loss) (%)	.88	*
Portfolio turnover rate (%)	129	**
a For the period from June 2, 2014 (commencement of operations) to May 31, 2015.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S	Period Ended 5/31/15a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	.16
Net realized and unrealized gain (loss)	(.10)
Total from investment operations	.06
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$10.02
Total Return (%)c	.60	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	83
Ratio of expenses before expense reductions (%)	1.39	*
Ratio of expenses after expense reductions (%)	1.20	*
Ratio of net investment income (loss) (%)	1.65	*
Portfolio turnover rate (%)	129	**
a For the period from June 2, 2014 (commencement of operations) to May 31, 2015.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class	Period Ended 5/31/15a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	.18
Net realized and unrealized gain (loss)	(.12)
Total from investment operations	.06
Less distributions from: Net investment income	(.04)
Net asset value, end of period	$10.02
Total Return (%)c	.65	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27
Ratio of expenses before expense reductions (%)	1.25	*
Ratio of expenses after expense reductions (%)	1.10	*
Ratio of net investment income (loss) (%)	1.89	*
Portfolio turnover rate (%)	129	**
a For the period from June 2, 2014 (commencement of operations) to May 31, 2015.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche CROCI® Sector Opportunities Fund (formerly DWS CROCI® Sector Opportunities Fund) (the "Fund") is a non-diversified series of Deutsche Securities Trust (formerly DWS Securities Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are generally categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at May 31, 2015.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At May 31, 2015, the Fund had a net tax basis capital loss carryforward of approximately $3,996,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($3,995,000) and long-term losses ($1,000).

The Fund has reviewed the tax positions for the open tax year as of May 31, 2015 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2015, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$3,535,386
Capital loss carryforward	$(3,996,000)
Net unrealized appreciation (depreciation) on investments	$(614,345)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Period Ended May 31, 2015*
Distributions from ordinary income	$510,766

* For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the period from June 2, 2014 (commencement of operations) to May 31, 2015, purchases and sales of investment securities (excluding short-term investments) aggregated $379,995,766 and $167,114,628, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the annualized rate (exclusive of any applicable waivers/reimbursements) of 0.90%.

Effective June 2, 2014 (commencement of operations) through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain total annual operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.35%
Class C	2.10%
Class S	1.20%
Institutional Class	1.10%

For the period from June 2, 2014 (commencement of operations) to May 31, 2015, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$51,574
Class C	30,768
Class S	107,621
Institutional Class	21,148
$211,111

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administration Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the Administration Fee was $123,713, of which $18,055 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder serving fee it receives from the Fund. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2015
Class A	$1,895	$419
Class C	1,396	546
Class S	2,531	1,000
Institutional Class	659	290
	$6,481	$2,255

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the Distribution Fee was as follows.
Distribution Fee	Total Aggregated	Unpaid at May 31, 2015
Class C	$122,148	$19,541

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2015	Annualized Rate
Class A	$78,103	$38,926	.21%
Class C	40,695	17,816	.25%
	$118,798	$56,742

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from June 2, 2014 (commencement of operations) to May 31, 2015 aggregated $51,355.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the CDSC for Class C shares aggregated $4,922. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, DIDI received $9,554 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from June 2, 2014 (commencement of operations) to May 31, 2015, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $10,226, of which $4,751 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the period from April 8, 2015 to May 31, 2015, the Fund incurred securities lending agent fees to Deutsche Bank AG for the amount of $1.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2015.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Period Ended May 31, 2015*
	Shares	Dollars
Shares sold
Class A	8,359,130	$83,264,508
Class C	3,587,514	35,671,755
Class S	12,764,218	127,655,508
Institutional Class	3,272,922	32,305,843
		$278,897,614
Shares issued to shareholders in reinvestment of distributions
Class A	15,219	$143,817
Class S	32,560	308,016
Institutional Class	6,084	57,498
		$509,331
Shares redeemed
Class A	(1,037,209)	$(10,092,933)
Class C	(440,503)	(4,230,849)
Class S	(4,542,544)	(43,666,120)
Institutional Class	(972,571)	(9,641,707)
		$(67,631,609)
Net increase (decrease)
Class A	7,337,140	$73,315,392
Class C	3,147,011	31,440,906
Class S	8,254,234	84,297,404
Institutional Class	2,306,435	22,721,634
		$211,775,336
Initial Capital
Class A	1,000	$10,000
Class C	1,000	10,000
Class S	1,000	10,000
Institutional Class	405,000	4,050,000
		$4,080,000

* For the period from June 2, 2014 (commencement of operations) to May 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Securities Trust and the Shareholders of Deutsche CROCI® Sector Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche CROCI® Sector Opportunities Fund (formerly DWS CROCI® Sector Opportunities Fund) (the "Fund") (one of the funds constituting Deutsche Securities Trust), as of May 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 2, 2014 (commencement of operations) to May 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche CROCI® Sector Opportunities Fund (one of the funds constituting the Deutsche Securities Trust) at May 31, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 2, 2014 (commencement of operations) to May 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts July 21, 2015

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2014 to May 31, 2015).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2015 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,040.50	$1,036.40	$1,041.40	$1,042.00
Expenses Paid per $1,000*	$6.87	$10.66	$6.11	$5.60
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/15	$1,018.20	$1,014.46	$1,018.95	$1,019.45
Expenses Paid per $1,000*	$6.79	$10.55	$6.04	$5.54

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche CROCI® Sector Opportunities Fund	1.35%	2.10%	1.20%	1.10%

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended May 31, 2015, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $4,223,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the Deutsche CROCI® Sector Opportunities Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in May 2014.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In May 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with counsel to discuss the Agreement and other matters relating to the Fund. The Trustees were also advised by a fee consultant retained by the Trustees (the "Fee Consultant") in the course of their review of the Agreement and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreement, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services to be provided under the Agreement. The Board noted that, under the Agreement, DIMA will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.35%, 2.10%, 1.20% and 1.10% of average net assets of Class A, Class C, Class S and Institutional Class shares, respectively, for a one year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and Their Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and its affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft dollar allocations, including that DIMA may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreement and concluded that the Agreement was in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	107	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	107	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	107	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	107	Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		107	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	107	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	107	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	107	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	107	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	107	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Hepsen Uzcan6 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DSOAX	DSOCX	DSOSX	DSOIX
CUSIP Number	25159L 786	25159L 794	25159L 828	25159L 810
Fund Number	1005	1305	2005	1405

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793

DCSOF-2
(R-038421-1 7/15)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE CROCI SECTOR OPPORTUNITIES FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2015	$34,000	$0	$5,000	$0
2014	n/a	n/a	n/a	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Fund commenced operations on June 2, 2014

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2015	$0	$215,584	$4,787,587
2014	$0	$292,970	$4,535,752

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2015	$5,000	$5,003,171	$305,079	$5,313,250
2014	N/A	$4,828,722	$759,260	$5,587,982

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche CROCI® Sector Opportunities Fund, a series of Deutsche Securities Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	July 30, 2015

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2015